As filed with the Securities and Exchange Commission on January 30, 2002

                                                   Registration No. 33-36317


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                     [ ]

                         Post-Effective Amendment No. 14                   [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                                Amendment No. 15                           [X]

                        (Check appropriate box or boxes)
                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC

                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (212) 830-5200
                                                           --------------


                                 Rosanne Holtzer
                       Reich & Tang Asset Management, LLC

                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)


                         Copy to: Michael Rosella, Esq.

                      Paul, Hastings, Janofsky & Walker LLP
                                 399 Park Avenue
                            New York, New York 10022
                                 (212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)


     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on February 28, 2002 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a) (1)
     [ ]  on (date) pursuant to paragraph (a) (1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================
NEW JERSEY DAILY                                            600 FIFTH AVENUE
MUNICIPAL INCOME FUND, INC.                                 NEW YORK, N.Y. 10020
Class A Shares; Class B Shares                             (212) 830-5220

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--------------------------------------------------------------------------------
PROSPECTUS

February 28, 2002


A money market fund whose investment objectives are to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS



  2   Risk/Return Summary: Investments, Risks           9     Shareholder Information
      and Performance
                                                        15    Tax Consequences
  5   Fee Table                                         17    Distribution Arrangements

  6   Investment Objectives, Principal Investment       19    Financial Highlights
      Strategies and Related Risks
  8   Management, Organization and Capital Structure

I.  RISK/RETURN SUMMARY: INVESTMENTS,
    RISKS AND PERFORMANCE

Investment Objectives
--------------------------------------------------------------------------------


      The Fund seeks as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


Principal Investment Strategies
--------------------------------------------------------------------------------


      The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:


(i)      New Jersey, and its political subdivisions;
(ii)     Puerto Rico, Guam and other United States
         Territories, and their political subdivisions; and
(iii)    other states.


       These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.


     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.


      The Fund intends to concentrate (e.g. invest 25% or more of the Fund's total net assets) in New Jersey Municipal Obligations, Participation Certificates. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.


Principal Risks
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.


o Because the Fund intends to concentrate in New Jersey Municipal Obligations, including Participation Certificates therein, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.


o An investment in the Fund should be made with an understanding of the risks that an investment in New Jersey Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New Jersey issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of New Jersey are described in "New Jersey Risk Factors" in the Statement of Additional Information.


o Investors should understand that the income generated by the Fund may be subject to federal alternative minimum tax.

Risk/Return Bar Chart and Table
--------------------------------------------------------------------------------


      The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares over the last 10 calendar years. The table shows the Class A shares' average annual total return for the last one year, five year, ten year and since inception periods and the Class B return for the one year, five year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield of the Fund's classes may be obtained by calling the Fund toll-free at 1-800-221-3079.

New Jersey Daily Municipal Income Fund, Inc. - Class A Shares (1),(2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN

1992                     2.71%
1993                     1.91%
1994                     2.23%
1995                     3.09%
1996                     2.62%
1997                     2.74%
1998                     2.58%
1999                     2.33%
2000                     3.11%
2001                     1.81%

(1) The Fund's highest quarterly return for the Class A Shares was 0.83% for the quarter ended June 30, 1995; the lowest quarterly return for the Class A Shares was 0.27% for the quarter ended December 31, 2001.


(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.



Average Annual Total Returns - for the periods ended December 31, 2001


                                                  Class A        Class B

One Year                                           1.81%         2.04%
Five Years                                         2.51%         2.73%
Ten Years                                          2.51%         N/A

Average Annual Total Return

Since Inception *                                  2.71%         2.74%

* The inception date for the Class A shares was October 26, 1990 and for the Class B shares was February 9, 1996.

--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases...........                       None
Wire Redemption Fee................................                     $15.00*
* There is a $15.00 fee for all wire redemptions of less than $10,000.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                 Class A Shares   Class B Shares


Management Fees.............................          0.30%           0.30%
Distribution and Service (12b-1) Fees.......          0.20%           0.00%

Other Expenses..............................          0.38%           0.36%

  Administration Fees.......................    0.21%           0.21%
                                                      -----           -----

Total Annual Fund Operating Expenses........          0.88%           0.66%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 Year        3 Years         5 years       10 years


     Class A:            $90           $281            $488           $1,084
     Class B:            $67           $211            $368           $  822

II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
--------------------------------------------------------------------------------

      The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, consistent with preservation of capital, maintenance of liquidity and stability of principal.

      The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
--------------------------------------------------------------------------------

      Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both regular federal and New Jersey gross income tax. This policy is fundamental and may not be changed without shareholder approval.

      With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to regular federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.

      The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

      The Fund may invest more than 25% of its assets in Participation Certificates in New Jersey Municipal Obligations and other New Jersey Municipal Obligations.


      The Fund may purchase, without limit, securities and participation certificates whose interest income may be subject to federal alternative minimum tax.
      To the extent suitable New Jersey Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuers at the date of issuance, exempt from regular federal income tax, but subject to New Jersey income tax.

      The Fund will invest primarily in New Jersey Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

      With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless they are of the highest quality.

      With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

      The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.


      The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

      In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.


      The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

      For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------
      The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

      By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term New Jersey Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

      Because of the Fund's concentration in investments in New Jersey Municipal Obligations, the safety of your investment will depend substantially upon the financial strength of New Jersey and its political subdivisions.

      The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

      Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

III.  MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

      The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of January 31, 2002 the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $___ billion. The Manager has been an investment adviser since 1970 and currently is manager or subadviser of seventeen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

      Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended October 31, 2001, the Fund paid the Manager a management fee equal to .30% per annum of the Fund's average daily net assets.

      Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .21% per annum of the Fund's average daily net assets. For the fiscal year ended October 31, 2001, the Fund paid the Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

      In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to .20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses which are attributable to more than one Class of Fund shares will be allocated daily to each Class based on the percentage of shares outstanding for each Class at the end of the day.


IV.  SHAREHOLDER INFORMATION

      The Fund sells and redeems its shares on a continuing basis at net asset value. It does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares
--------------------------------------------------------------------------------

      The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


      The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

      Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Purchase of Fund Shares
--------------------------------------------------------------------------------

      The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

      Investors may, if they wish, invest in the Fund through Participating Organizations with which they have accounts. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

      The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

      Each shareholder, except certain Participant Investors, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations - Purchase of Class A Shares
--------------------------------------------------------------------------------

      Investors purchasing shares through a "Participating Organization" become Class A shareholders and are referred to as "Participant Investors". Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

      Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares during the period covered by the statement, and (iii) the income earned by Fund shares during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

      Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


      In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Direct Purchases of Class B Shares
--------------------------------------------------------------------------------
      Investors who wish to invest in the Fund directly may obtain a current Prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:

    Within New York                   212-830-5220
    Outside New York (TOLL FREE)      800-221-3079

Mail
      Investors may send a check made payable to "New Jersey Daily Municipal Income Fund, Inc." along with a completed subscription order form to:

    New Jersey Daily Municipal Income Fund, Inc.
    Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020


      Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account charged a $20 fee for each returned check.


Bank Wire

      To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York) or at 800-221-3079 (outside New York) and then instruct a member commercial bank to wire money immediately to:


    The Bank of New York
    ABA # 021000018

    Reich & Tang Funds

    DDA # 8900403527

    For New Jersey Daily Municipal
       Income Fund, Inc.
    Account of (Investor's Name)
    Fund Account #
    SS#/Tax ID#

      The investor should then promptly complete and mail the subscription order form.

      There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors for its receipt of wire transfers. Wired payments received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery

      Deliver a check made payable to "New Jersey Daily Municipal Income Fund, Inc." along with a completed subscription order form to:

    Reich & Tang Mutual Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege

      You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file either a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in these programs. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares
--------------------------------------------------------------------------------

      Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     New Jersey Daily Municipal Income Fund, Inc.
     Mutual Funds Group
     P.O. Box 13232
     Newark, New Jersey 07101-3232

      There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

      A shareholder may reopen an account without filing a new subscription order form at any time during the year in which the shareholder's account is closed or during the following calendar year, provided that the information on the subscription form on file with the Fund is still applicable.

Redemption of Shares
--------------------------------------------------------------------------------

      A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

      A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

      When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the transfer agent's standards and procedures.

Written Requests

      Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    New Jersey Daily Municipal Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

      All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed. Normally the redemption proceeds are paid by check and mailed to the shareholder of record.


Checks

      By making the appropriate election on their subscription order forms, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

      Shareholders are not charged for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.

      Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

      Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone

      The Fund accepts telephone redemption requests from shareholders who elect this option on their subscription order form. The proceeds of a telephone redemption may be sent to shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service. Thus, such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

      A shareholder making a telephone withdrawal should call the Fund at 212-830-5220 (outside New York at 800-221-3079) and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 oon, Eastern time. Proceeds are sent the next Fund Business Day if the redemption request is received after 12 noon, Eastern time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


Generally

      There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

      The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying Participant Investors of a proposed mandatory redemption. Shareholders may avoid mandatory redemption by purchasing sufficient additional shares to increase their total net asset value to the minimum amount during the notice period.

Specified Amount Automatic
Withdrawal Plan

--------------------------------------------------------------------------------

      Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that these redemptions exceed the number of shares purchased through reinvestment of dividends and distributions, the total number of shares owned by a shareholder will be reduced, and may ultimately liquidate a shareholder's investment.

      An election to receive automatic withdrawal payments may be made on the original subscription order form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
--------------------------------------------------------------------------------

      The Fund declares dividends equal to all its net investment income (excluding long-term net capital gains, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

      Net realized capital gains (the excess of net long-term capital gains over net short-term capital gains), if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

      All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

      Because Class A shares bear a service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege
--------------------------------------------------------------------------------

      Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

      There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

      The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange is a taxable event.

      Instructions for exchanges may be made by sending a signature guaranteed written request to:

    New Jersey Daily Municipal Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5220 (within New York) or 800-221-3079 (outside New York). The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Tax Consequences
--------------------------------------------------------------------------------

Federal Income Taxes

      Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax, provided the Fund complies with the requirements of the Internal Revenue Code (the "Code") regarding the qualification of the Fund to pay exempt-interest dividends, but may be subject to federal alternative minimum tax.

      The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax or that otherwise generate income that is not exempt from federal or state income tax; therefore, shareholders may receive some taxable income with respect to their shares in the Fund. Income exempt from federal income tax may nevertheless be subject to state and local income tax.

      Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

      The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

      The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in taxable gain or loss for the shareholder if the shareholder receives more or less than his or her tax basis in the shares, which generally is the amount he or she paid for the shares, including adjustments for taxable dividends received in the form of additional shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

      For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

      Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

      With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

      The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.


New Jersey Income Taxes

      The following is based upon the advice of Sills Cummis Radin Tischman Epstein & Gross, P.A., special tax counsel to the Fund. The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.


      The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, and certain other specified securities. Additionally, a qualified investment fund must comply with certain continuing reporting requirements. In the opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A., (i) assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations and (b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax and (ii) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to interest earned on federal obligations.

      Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.


      Although the Fund intends to maintain a $1.00 per share net asset value, the redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor. An exchange pursuant to the exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. However, if the Fund is a New Jersey qualified investment fund, any such gains received by a New Jersey resident individual shareholder should not be subject to the New Jersey gross income tax.


V.   DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------
      Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the distribution of shares and for services provided to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund).

      Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

      Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Class A shares, a service fee equal to .20% per annum of the average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

      The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


      The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to defray costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since inception, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the fiscal years ended October 31, 2001, 2000 and 1999, and by other auditors for the fiscal years prior to October 31, 1999. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, is included in the annual report, which is incorporated by referenced, and is available upon request.

                                                                      Year Ended

Class A shares                                                       October 31,
--------------                             --------------------------------------------------------------
                                                2001         2000         1999         1998          1997
                                             ---------     --------     ---------    ---------    ---------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.......... $  1.00      $  1.00      $  1.00      $  1.00      $   1.00
                                              ---------     --------     ---------    ---------    ---------
Income from investment operations:
  Net investment income.....................    0.022        0.030        0.023        0.026         0.027
Less distributions:
  Dividends from net investment income...... (  0.022)    (  0.030)    (  0.023)    (  0.026)    (   0.027)
                                              ---------   -----------  -----------  -----------  -----------
Net asset value, end of year................ $  1.00      $  1.00      $  1.00      $  1.00      $   1.00
                                             ==========   ===========  ===========  ===========  ===========
Total Return................................    2.21%        3.00%        2.30%        2.65%         2.70%
Ratios/Supplemental Data
Net assets, end of year (000)............... $ 121,956    $ 93,848     $ 146,824    $ 166,234    $ 217,529
Ratios to average net assets:
  Expenses (a)..............................    0.88%        0.89%        0.86%        0.84%         0.86%
  Net investment income.....................    2.13%        2.96%        2.27%        2.60%         2.66%
  Expenses paid indirectly..................    0.01%        0.00%        0.00%        0.00%         0.00%



                                                                     Year Ended
Class B shares                                                       October 31,

--------------                             --------------------------------------------------------------
                                              2001         2000         1999         1998         1997
                                           ---------    ---------     --------     ---------    ---------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year........ $    1.00     $   1.00      $  1.00      $  1.00      $   1.00
                                           ----------    ---------     --------     ---------    ---------
Income from investment operations:
    Net investment income.................      0.024        0.032        0.025        0.028        0.029
Less distributions:
    Dividends from net investment income.. (    0.024)   (   0.032)    (  0.025)    (  0.028)    (  0.029)
                                            ----------   ----------     --------     -------      -------
Net asset value, end of year.............. $    1.00     $   1.00      $  1.00      $  1.00      $  1.00
                                           =============    ==========   ==========   ==========   =======
Total Return..............................      2.44%        3.22%        2.51%        2.86%        2.91%
Ratios/Supplemental Data
Net assets, end of year (000)............. $   16,019    $   12,418    $  6,770    $   2,278     $    315
Ratios to average net assets:
    Expenses (a)..........................      0.66%        0.67%        0.67%        0.63%        0.65%
    Net investment income.................      2.41%        3.23%        2.48%        2.76%        2.88%
    Expenses paid indirectly..............      0.01%        0.00%        0.00%        0.00%        0.00%

(a)Includes expenses paid indirectly


================================================================================

      A Statement of Additional Information (SAI) dated February 28, 2002, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual reports and materials incorporated by referenced without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.


================================================================================

   NEW JERSEY
   DAILY
   MUNICIPAL
   INCOME
   FUND, INC.


                                   PROSPECTUS

                                February 28, 2002


================================================================================

      A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


811-6152
               Reich & Tang Distributors, Inc.
                        600 Fifth Avenue
                      New York, NY 10020
                       (212) 830-5220
NJ2/02P
================================================================================

                               [GRAPHIC OMITTED]
                                 JPMorgan Funds

                                   PROSPECTUS

                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

                       J.P. Morgan Select Class of Shares
              Distributed through JPMorgan Fund Distributors, Inc.


February 28, 2002


A money market fund whose investment objectives are to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

2  Risk/Return Summary: Investments, Risks    9  Management, Organization and
   and Performance                               Capital Structure
5  Fee Table                                 10  Shareholder Information
6  Investment Objectives, Principal          21  Distribution Arrangements
   Investment Strategies and Related Risks   23  Financial Highlights

---------------------------------------
I.  RISK/RETURN SUMMARY:
    INVESTMENTS, RISKS AND
    PERFORMANCE
---------------------------------------

Investment Objectives

The Fund seeks as high a level of current income exempt from regular federal income tax and, to the extent possible, New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:


(i)      New Jersey, and its political subdivisions;
(ii)     Puerto Rico, Guam and other United States
         Territories, and their political subdivisions; and
(iii)    other states.


These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.


The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.


The Fund intends to concentrate (e.g. invest 25% or more of the Fund's total assets) in New Jersey Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations purchased from banks, insurance companies, or other financial institutions.


Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


o The value of the Fund's shares and the securities held by the Fund can each decline in value.


o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.


o Because the Fund intends to concentrate in New Jersey Municipal Obligations, including Participation Certificates therein, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.


o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments may entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in New Jersey Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New Jersey issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of New Jersey are described in "New Jersey Risk Factors" in the Statement of Additional Information.

o Investors should understand that the income generated by the Fund may be subject to federal alternative minimum tax.


Risk/Return Bar Chart and Table


The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's J.P. Morgan Select shares over the last two calendar years. The table shows the J.P. Morgan Select shares' average annual total return for the one year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The Fund's current 7-day yield may be obtained by calling the Fund toll-free at 1-800-221-3079.

New Jersey Daily Municipal Income Fund, Inc.-J.P. Morgan Select Class (1)(2)

[GRAPHIC OMITTED]

CALENDAR YEAR END        % TOTAL RETURN


2000                     3.11%

2001                     1.81%

(1) The Fund's highest quarterly return for the J.P. Morgan Select shares was 0.81% for the quarter ended December 31, 2000; the lowest quarterly return for the J.P. Morgan Select shares was 0.27% for the quarter ended December 31, 2001.

(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Average Annual Total Returns

   - for the periods ended December 31, 2001


                                               J.P. Morgan Select Shares


One Year                                                  1.81%
Since Inception*                                          2.45%

* The inception date for the J.P. Morgan Select shares was July 9, 1999.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold J.P. Morgan Select shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                              J.P. Morgan Select Shares

Management Fees                                          0.30%
Distribution and Service (12b-1) Fees                    0.20%

Other Expenses                                           0.38%

Administration Fees                         0.21%

Total Annual Fund Operating Expenses                     0.88%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 year    3 years    5 years    10 years
                                       ------    -------    -------    --------

J.P. Morgan Select Shares               $90       $281       $488      $1,084

II. INVESTMENT OBJECTIVES,
    PRINCIPAL INVESTMENT STRATEGIES
    AND RELATED RISKS
--------------------------------------

Investment Objectives

The Fund is a tax-exempt money market fund that seeks as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies


Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participating Certificates, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both regular federal and New Jersey gross income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations and Participating Certificates, whose interest income is subject to regular federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.


The Fund may invest more than 25% of its assets in Participation Certificates in New Jersey Municipal Obligations and other New Jersey Municipal Obligations.


The Fund may purchase, without limit, securities and Participation Certificates whose interest income may be subject to federal alternative minimum tax.

To the extent suitable New Jersey Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuers at the date of issuance, exempt from regular federal income tax, but subject to New Jersey income tax.

The Fund will invest primarily in New Jersey Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless they are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.


The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.


In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.


The Fund will only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.


For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term New Jersey Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in New Jersey Municipal Obligations, the safety of your investment will depend substantially upon the financial strength of New Jersey and its political subdivisions.

The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

III. MANAGEMENT
     ORGANIZATION AND
     CAPITAL STRUCTURE
-------------------------------------

The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of January 31, 2002, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $___ billion. The Manager has been an investment adviser since 1970 and currently is manager or subadviser of seventeen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended October 31, 2001, the Fund paid the Manager a management fee equal to .30% per annum of the Fund's average daily net assets.

Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .21% per annum of the Fund's average daily net assets. For the fiscal year ended October 31, 2001, the Fund paid the Manager a fee for administrative services equal to .21% per annum for the Fund's average daily net assets.


The Manager, at its discretion, may voluntarily waive all or a portion of the investment management fee and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.


In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to .20% per annum of the average daily net assets of the J.P. Morgan Select shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

-------------------------------------
IV.  SHAREHOLDER
     INFORMATION
-------------------------------------

The Fund sells and redeems its shares on a continuing basis at their net asset value. It does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in J.P. Morgan Select shares are effected through DST Systems, Inc. the Fund's transfer agent for these shares, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of J.P. Morgan Select Shares" for a definition of Participating Organizations), JPMorgan Fund Distributors, Inc. ("JPM") and dealers with whom JPM has entered into agreements for this purpose.


Pricing of Fund Shares


The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net assets value. The net asset value is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Purchase of Fund Shares


The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.


Only J.P. Morgan Select shares are offered through this Prospectus. Investors may invest in J.P. Morgan Select shares through JPM or through dealers with whom JPM has entered into agreements for this purpose as described herein. In addition, those who have accounts with Participating Organizations may invest in the J.P. Morgan Select shares through their Participating Organizations in accordance with the procedures established by the Participating Organizations. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. Certain Participating Organizations are compensated by the Distributor from its shareholder servicing fee and by the Manager from its management fee for the performance of these services. The minimum initial investment in the J.P. Morgan Select shares is $2,500. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100.

Investments Through Participating Organizations - Purchase of J.P. Morgan Select Shares

Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts and are referred to as Participant Investors. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of a Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares during the period covered by the statement, and (iii) the income earned by Fund shares during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m.,Eastern time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Purchase of J.P. Morgan Select Shares

Investors may obtain a current prospectus and the order form necessary to open an account by telephoning the J.P. Morgan Service Center at 1-800-348-4782.

Mail. To purchase J.P. Morgan Select shares of the Fund send a check made payable to "J.P. Morgan Select Shares of New Jersey Daily Municipal Income Fund, Inc." along with a completed subscription order form to:

New Jersey Daily Municipal
Income Fund, Inc.
P.O. Box  219392
Kansas City, Missouri 64121-9392

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire. To purchase J.P. Morgan Select shares using the wire system for transmittal of money among banks, investors should first telephone the Fund at 1-800-348-4782 to obtain a new account number. The investor should then instruct a member commercial bank to wire the money immediately to:

DST Systems, Inc.
ABA #1010-0362-1
J.P. MORGAN FUNDS
DDA #751-1-629
For New Jersey Daily Municipal Income Fund, Inc.
Account of
Fund Account #
SS#/Tax ID#

The investor should then promptly complete and mail the subscription order form.


Investors planning to wire funds should instruct their bank so the wire transfer can be accomplished before 12 noon, New York City time, on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Subsequent Purchases of Shares

Subsequent purchases can be made either by bank wire or by mailing a check to:

J.P. Morgan Funds Service Center
P.O. Box  219392
Kansas City, Missouri 64121-9392

There is a $100 minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may re-open an account without filing a new subscription order form at any time during the year in which the shareholder's account is closed or during the following calendar year.

Redemption of Shares


A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that it may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

J.P. Morgan Funds Service Center
P.O. Box  219392
Kansas City, Missouri 64121-9392

All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed. Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Checks


By making the appropriate election on their subscription order forms, shareholders may request a supply of checks that may be used to effect redemptions from the J.P. Morgan Select Class of shares. The checks, which will be issued in the shareholder's name, are drawn on a special account with the Fund's agent bank. Checks may be drawn in any amount of $500 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


Shareholders are not charged for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone

The Fund accepts telephone redemption requests from shareholders who elect this option on their subscription order form. The proceeds of a telephone redemption may be sent to shareholders at their addresses or to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. However, all telephone redemption instructions in excess of $25,000 will be wired directly to such previously designated bank account. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service. Thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. To provide evidence of telephone instructions the transfer agent will record telephone conversations with shareholders. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone instructions.


A shareholder making a telephone withdrawal should call the Fund at 1-800-348-4782, and state: (i) the name of the shareholder appearing on the Funds records, (ii) the shareholder's account number, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, Eastern time. Proceeds are sent the next Fund Business Day if the redemption request is received after 12 noon, Eastern time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Generally


There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investors of a proposed mandatory redemption. Shareholders may avoid mandatory redemption by purchasing sufficient additional shares (without regard to the normal $100 requirement for an initial investment) to increase their total net asset value to the minimum amount during the notice period.

Specified Amount Automatic
Withdrawal Plan

Shareholders who own $10,000 or more shares of the Fund may elect to withdraw shares and receive payment from the Fund of a specified amount of $100 or more automatically on a monthly or quarterly basis in an amount approved and confirmed by the Manager. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value so that the designated payment is received on approximately the first or fifteenth day of the month following the end of the selected payment period. To the extent that these redemptions exceed the number of shares purchased through reinvestment of dividends and distributions, the total number of shares owned by a shareholder will be reduced, and may ultimately liquidate a shareholder's investment.

An election to receive automatic withdrawal payments may be made by so indicating on the original subscription order form. The election may also be made, changed or terminated at any later time by the participant. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions

The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains (the excess of net long-term capital gains over net short-term capital gains), if any, are distributed at least annually and in no event later than 60 days after the end of the Funds fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

Exchange Privilege


Shareholders of J.P. Morgan Select shares may exchange at relative net asset value for J.P. Morgan Shares of the J.P. Morgan U.S. Government Money Market Fund, the J.P. Morgan 100% U.S. Treasury Securities Money Market Fund, the J.P. Morgan Treasury Plus Money Market Fund, the J.P. Morgan Federal Money Market Fund, the J.P. Morgan Prime Money Market Fund, the J.P. Morgan Cash Management Fund, the J.P. Morgan Tax Free Money Market Fund, the J.P. Morgan New York Tax Free Money Market Fund, the J.P. Morgan California Tax Free Money Market Fund, and the J.P. Morgan Select shares of any Reich & Tang Asset Management, LLC sponsored fund and may exchange at relative net asset value plus any applicable sales charges, the J.P. Morgan Select shares of the Fund for the shares of the non-money market J.P. Morgan Funds, in accordance with the terms of the then-current prospectus of the fund being acquired. The prospectus of the J.P. Morgan Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. With respect to exchanges into a fund which charges a front-end sales charge, such sales charge will not be applicable if the shareholder previously acquired his J.P. Morgan Select shares by exchange from such fund. Under the exchange privilege, J.P. Morgan Select shares may be exchanged for shares of other funds only if those funds are registered in the states where the exchange may legally be made. In addition, the account registration for the J.P. Morgan Funds into which J.P. Morgan Select shares are being exchanged must be identical to that of the account registration for the Fund from which shares are being redeemed. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund up to five business days if the Fund determined that it would be disadvantaged by an immediate transfer of the proceeds. (This privilege may be amended or terminated at any time following 60 days' written notice.) Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain pre-authorizations or indemnifications are accepted and on file. Further information is available from the Transfer Agent.

Tax Consequences

Federal Income Taxes

Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax, provided the Fund complies with the requirements of the Internal Revenue Code (the "Code") regarding the qualification of the Fund to pay exempt-interest dividends, but may be subject to federal alternative minimum tax.

The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax or that otherwise generate income that is not exempt from federal or state income tax; therefore, shareholders may receive some taxable income with respect to their shares in the Fund. Income exempt from federal income tax may nevertheless be subject to state and local income tax.

Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in taxable gain or loss for the shareholder if the shareholder receives more or less than his or her tax basis in the shares, which generally is the amount he or she paid for the shares, including adjustments for taxable dividends received in the form of additional shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.


New Jersey Income Taxes

The following is based upon the advice of Sills Cummis Radin Tischman Epstein & Gross, P.A., special tax counsel to the Fund. The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with certain continuing reporting requirements. In the opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A., (i) assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligationsunder New Jersey law with respect to qualified investment funds, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations and
(b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax and (ii) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to interest earned on federal obligations.

Shareholders are urged to consult with their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.


Although the Fund intends to maintain a $1.00 per share net asset value, the redemption of shares may result in the investors receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor. An exchange pursuant to the exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. However, if the Fund is a New Jersey qualified investment fund, any such gains received by a New Jersey resident individual shareholder should not be subject to the New Jersey gross income tax.

---------------------------
V.   DISTRIBUTION
     ARRANGEMENTS
---------------------------

Rule 12b-1 Fees


Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the distribution of shares and for services provided to the J.P. Morgan Select shareholders. The Fund pays these fees from J.P. Morgan Select assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the J.P. Morgan Select shares.

Under the Distribution Agreement, the Distributor serves as distributor of the Funds shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Funds' shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the J.P. Morgan Select shares, a service fee equal to .20% per annum of the J.P. Morgan Select shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the J.P. Morgan Select shares of the Fund.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative fee and past profits for the following purposes: (i) to defray costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the J.P. Morgan Select shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the J.P. Morgan Select shares of the Fund, and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the J.P. Morgan Select shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement or Administrative Services Contract in effect for that year.

                            VI. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


This financial highlights table is intended to help you understand the J.P. Morgan Select shares' financial performance since inception. Certain information reflects financial results for a single J.P. Morgan Select share. The total returns in the table represent the rate that an investor would have earned on an investment in the J.P. Morgan Select shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



J.P. Morgan Select Shares
                                                                 July 9, 1999
                                            Year Ended        (Commencement of)
                                            October 31,             offering) to
                                         2001      2000       October 31, 1999
                                         ----      -----      ------------------
 Per Share Operating Performance:
 (for a share outstanding throughout
   the period)
 Net asset value, beginning of period.   $1.00     $1.00           $  1.00
                                         ------    ------          -------
 Income from investment operations:
 Net investment income...........         0.022     0.030             0.007
 Less distributions:
 Dividends from net investment income   ( 0.022)   (0.030)          ( 0.007)
                                        --------   -------         ---------
 Net asset value, end of period.......   $1.00     $1.00             $1.00
                                         =======   ======          =========
 Total Return.........................    2.21%     3.00%             0.72%(b)
 Ratios/Supplemental Data
 Net assets, end of period (000)......   $63,248   $51,622         $45,109
 Ratios to average net assets:
 Expenses (a).......................      0.88%     0.89%             0.86%(c)
 Net investment income..............      2.13%     2.96%             2.27%(c)
 Expenses paid indirectly...........      0.01%     0.00%             0.00%

 (a) Includes expenses paid indirectly
 (b) Not Annualized
 (c) Annualized

================================================================================
NEW JERSEY
DAILY MUNICIPAL
INCOME FUND, INC.                           600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 28, 2002

            RELATING TO THE PROSPECTUSES FOR THE CLASS A, CLASS B AND J.P. MORGAN SELECT CLASS OF SHARES OF NEW JERSEY DAILY MUNICIPAL
                               INCOME FUND, INC.

                             DATED FEBRUARY 28, 2002

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of New Jersey Daily Municipal Income Fund, Inc. (the "Fund") dated February 28, 2002, and should be read in conjunction with each Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to purchase, redemption and pricing of shares has been incorporated by reference to each Prospectus.

If you wish to invest in J.P. Morgan Select class of shares of the New Jersey Daily Municipal Income Fund, Inc. you should obtain a separate prospectus by writing to J.P. Morgan Select class of shares Service Center, P.O. Box 219392, Kansas City, Missouri 64121-9392 or by calling (800) 348-4782.

This Statement of Additional Information is incorporated by reference into each Prospectus in its entirety.


                                Table of Contents
--------------------------------------------------------------------------------

Fund History........................................ 2      Capital Stock and Other Securities......................19
Description of the Fund and Its Investments                 Purchase, Redemption and Pricing of Shares..............20
  and Risks......................................... 2      Taxation of the Fund....................................20
Management of the Fund..............................14      Underwriters............................................23
Control Persons and Principal Holders of                    Calculation of Performance Data.........................23
  Securities........................................15      Financial Statements....................................24
Investment Advisory and Other Services..............15      Description of Ratings..................................25
Brokerage Allocation and Other Practices............18      Taxable Equivalent Yield Tables.........................26

I.  FUND HISTORY

The Fund was incorporated on July 24, 1990 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek a high level of current income exempt from regular federal tax and New Jersey gross income tax consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


The following discussion expands upon the description of the Fund's investment strategies in the Prospectus.


The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of New Jersey, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular federal income taxation and in (ii) Participation Certificates, which cause the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes, in municipal obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other New Jersey Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in New Jersey Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such security may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the Requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security, as amended, (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issue of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer, unless such Municipal Obligations are First Tier Securities.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments" and "Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or

     "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.
2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of New Jersey issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.


5. Any other federal tax-exempt obligations, and to the extent possible, New Jersey gross income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.


The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance


--------
* Prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

Because the Fund may concentrate in Participation Certificates in New Jersey Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund only makes commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it will not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.


Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally will be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund will value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable will be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment will be unconditional and unqualified. A stand-by commitment will not be transferable by the Fund, although it can sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.


The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the

Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.


In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.


Taxable Securities


Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below. The interest income from such securities is subject to regular federal or New Jersey state income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.


Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than will be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

New Jersey Risk Factors

This summary is included for the purpose of providing a general description of the credit and financial condition of the State of New Jersey.

State Finance

New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.


After enjoying an extraordinary boom during the mid-1980's, New Jersey, as well as the rest of the Northeast, slipped into a slowdown well before the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). At the onset of that recession, New Jersey experienced accelerated declines in its construction and manufacturing sectors and overall increases in the rates of unemployment. In the wake of the continued expansion of the national economy which began in late 1993, New Jersey's economy experienced a protracted recovery that in 1994 began to generate internal momentum due to increases in employment and income levels. From 1994 to 2000, unemployment in New Jersey receded while home-building and retail sales have increased steadily from 1992 lows. Economic performance in calendar year 2001 through June moderated from the peak levels of 2000 as New Jersey has paralleled the national slow-down. November economic forecasts for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of Fiscal Year 2002. As of November 2001, such forecasts project an economic recovery in the second half of 2002 leading to economic performance in 2003 that is generally stronger that was expected at the beginning of Fiscal Year 2002. It is possible that the State and the nation may experience further near-term contraction of the economy and the expected recovery may be delayed into late 2002 if consumers, investors and businesses remain more cautious than currently assumed.


The largest part of the total financial operations of the State is accounted for in the General Fund, which is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. New Jersey's Constitution and budget and appropriations system require a balanced budget. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year. The State's current Fiscal Year ends June 30th.


The budget for Fiscal Year 2002 became effective July 1, 2001. The Fiscal Year 2001 budget produced a Fund Balance in the General Fund of approximately $197.5 million at the end of Fiscal Year 2001. New Jersey is experiencing a Fiscal Year 2002 revenue decline as a result of the events of September 11, 2001 and a slowing economy. Based on economic analysis, the State believes that the revenues will be revised downward by a significant amount. The State traditionally revises revenue estimates at the time the Governor submits the proposed budget to the Legislature. The Governor's budget message will provide an estimate of revenues from the individual taxes. However, according to an updated "Current Outlook" attached to a memorandum dated January 12, 2002 from Acting Treasurer Peter Lawrence to Acting Governor Richard J. Codey which has been publicly released, based on preliminary analyses and collection trends to date, the downward revision in revenue estimates will exceed $1.4 billion and may approach $2.4 billion. In addition, $400 million of expenditures to be made in Fiscal Year 2002, which were not included in the adopted budget, have been identified.

The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval.

The State made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 1999, 2000, 2001 and 2002 in the amounts of $501.1 million, $518.7 million, $530.0 and $493 million., respectively. The aggregate outstanding general obligation bonded indebtedness of the State as of June 30, 2001 was $3.47 billion.

The State's Master Lease Program is used primarily to finance various departmental equipment needs at tax-exempt rates by issuing Certificates of Participation. Beginning in Fiscal Year 1996 the State modified the Master Lease Program and began using a line of credit as the preferred method of financing various departmental equipment needs. As of June 30, 2001, outstanding Certificates of Participation totaled $183.9 million, which includes and the States' outstanding balance on its line of credit totaled $98.8 million.

As of January 14, 2002, S&P, Moody's and Fitch IBCA, Inc. ("Fitch") rate the State's long-term general obligation debt "AA+", "Aa1" and "AA+", respectively. In December 2001, Moody's adjusted its outlook for New Jersey's economy from "stable" to "negative". On January 11, 2002, Standard & Poor's placed New Jersey's "AA+" rating on Credit Watch with negative implications. The State's Certificates of Participation are rated AA by S&P and Aa3 by Moody's. There is no assurance that such ratings will continue for any given period of time or that either rating will not be suspended, lowered or withdrawn entirely by S&P, Moody's or Fitch if, in the judgment of S&P, Moody's or Fitch, circumstances so warrant. Any explanation of the significance of the ratings may be obtained only from S&P, Moody's and Fitch.

Aside from its general obligation bonds, the State's "moral obligation" backs certain obligations issued by the Higher Education Student Assistance Authority, the New Jersey Housing and Mortgage Finance Agency and the South Jersey Port Corporation (the "Corporation"). As of June 30, 2001, there was outstanding in excess of $763.5 million of moral obligation bonded indebtedness issued by such entities, for which the maximum annual debt service was approximately $53.64 million for Fiscal Year 2002. In addition, the State guarantees the payments of obligations of the New Jersey Sports and Exposition Authority and has incurred other obligations on a "subject to appropriation basis." As of June 30, 2001, the total of these obligations, including the "moral obligation" debt was approximately $10.90 billion.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and it's employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the Tort Claims Act. An independent study estimated an aggregate potential exposure of $97.35 million for claims pending, as of December 31, 2000. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims. New Jersey is involved in a number of lawsuits in which adverse decisions could materially affect revenue or expenditures. Such cases include challenges to constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the State, challenges to the State's "family cap" on welfare benefits, challenges to the State's funding mechanism for school districts within the State, challenges to the State's provision of early childhood education services, challenges to the State's use of assessments made against certain property and casualty insurers, challenges to the State's Medicaid reimbursement procedures, and challenges to the State's highway and tunnel development funding mechanisms.


Municipal Finance

New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs.

Counties and Municipalities

The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be independently audited by a registered municipal accountant. The Division reviews all municipal and county annual budgets prior to adoption. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit if the local unit is unwilling to prepare a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and makes adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements.

The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5%, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5%, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5%. Certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with other State or Federal mandates enacted after the effective date of the

Cap Law; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the Municipal Finance System.

State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within three months of the end of the fiscal year (six months in the case of the counties) in which issued. No local unit is permitted to issue bonds for the payment of current expenses. Local units may not issue bonds to pay outstanding obligations, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the three year average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit. Authorized net capital debt is limited to 3.5% of the equalized valuation basis in the case of municipalities and 2% of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

Chapter 75 of the Pamphlet Laws of 1991, signed into law on March 28, 1991, required certain municipalities and permitted all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. A statutory amendment provides that any municipality operating under the State fiscal year shall continue to operate under the State fiscal year, and any municipality which was required to change to the State fiscal year but failed to implement the change shall continue to operate under the calendar year fiscal year. Notwithstanding the foregoing, any municipality may apply to the Local Finance Board for approval to convert to the State fiscal year, and the Board shall approve the conversion if it finds it is in the interest of the taxpayers of the municipality to change. Municipalities that change fiscal years must adopt a six month transition budget for January to June. Since expenditures would be expected to exceed revenues primarily because state aid for the calendar year would not be received by the municipality until after the end of the transition year budget, the Act authorizes the issuance of Fiscal Year Adjustment Bonds to fund the one time deficit for the six month transition budget. The Act provides that the deficit in the six month transition budget may be funded initially with bond anticipation notes based on the estimated deficit in the six month transition. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis. The purpose of the Act is to assist municipalities that are heavily dependent on state aid and that have had to issue tax anticipation notes to fund operating cash flow deficits each year. While the Act does not authorize counties to change their fiscal years, it does provide that counties with cash flow deficits may issue Fiscal Year Adjustment Bonds as well.

School Districts

New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments. The State Department of Education has been empowered with the necessary and effective authority in extreme cases to take over the operation of local school districts which cannot or will not correct severe and complex educational deficiencies.

School Budgets

In each school district having a Board of School Estimate, the Board of School Estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the State Commissioner of Education (the "Commissioner") to request changes.

In each school district without a Board of School Estimate, the elected board of education develops the budget proposal and, after public hearing, submits to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality, after consultation with the board of education, shall determine the amount necessary to be appropriated for each item appearing in the budget and certify the total amounts to the county board of taxation. Within 15 days after the governing body makes the certification to the county board of taxation, the board of education shall notify the governing body if it intends to appeal to the Commissioner the amount which the governing body determined to be necessary to be appropriated. If the governing body fails to certify any amount determined by them to be necessary for any item rejected at the school election, the Commissioner shall determine the amount necessary to be appropriated.

School District Bonds

School district bonds and temporary notes are issued in conformity with the School Bond Law. Schools are subject to debt limits and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6% of the aforesaid average equalized valuation.

School District Lease Purchase Financings

In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to the Lease Purchase Law. The Lease Purchase Law permits school districts to acquire a site and school buildings through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

Local Financing Authorities

The Local Authorities Fiscal Control Law provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, sewer, street lighting, etc.).

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Director reviews and approves annual budgets of authorities and special districts.

The Fund believes the information summarized above describes some of the more significant aspects relating to the Fund. The sources of such information are the official statements of issuers located in New Jersey as well as other publicly available documents. While the Sponsors have not independently verified this information, they have no reason to believe that such information is not correct in all material respects.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks". Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with securities that are not readily marketable held by the Fund, exceeds 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks" herein.

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user will be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit will be considered a separate security and will be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

11. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be partners or officers of CDC IXIS Asset Management North America L.P., the managing member of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation the Manager.

Steven W. Duff, 48 - President and Director of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is also President and a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Dr. W. Giles Mellon, 71 - Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 60 - Director of the Fund, has been a member of the New York State Assembly and a partner with The Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex, and a Director of Life Cycle Mutual Funds, Inc.

Dr. Yung Wong, 63 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex . Dr. Wong is also a Trustee of Eclipse Financial Asset Trust.

Molly Flewharty, 51 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993 and Senior Vice President since January 2000. Ms. Flewharty is also Vice President of 13 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 53 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones is also a Vice President of 9 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 45 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina is also Vice President of 10 other funds in the Reich & Tang Fund Complex.

Richard De Sanctis, 45 - Treasurer and Assistant Secretary of the Fund, has been Treasurer of the Manager since September 1993. Mr. De Sanctis is also Treasurer and Assistant Secretary of 12 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 37 - Assistant Treasurer and Secretary of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she has been associated with from June 1986. Ms. Holtzer is also Assistant Treasurer and Secretary of 13 other funds in the Reich & Tang Fund Complex.

The Fund paid an aggregate remuneration of $8,250 to its directors with respect to the period ended October 31, 2001, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein).

As of October 31, 2001, Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table".)



                               Compensation Table

                                                    COMPENSATION TABLE

                         Aggregate of Compensation Pension or Retirement    Estimated Annual          Total Compensation From
Name of Person,          From the Fund             Benefits Accrued as Part Benefites Upon Retirement Fund and Fund Complex Paid
Position                                           of Fund Expenses                                   to Directors*


Dr. W. Giles Mellon,      $2,750                   0                         0                        $52,500 (14 Funds)
Director

Robert Straniere,         $2,750                   0                         0                        $52,500 (14 Funds
Director

Dr. Yung Wong,            $2,750                   0                         0                        $52,500 (14 Funds)
Director

*
The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending October 31, 2001. The total number of Funds in the same Fund complex from which the directors receive compensation is listed in parenthesis. A fund is considered to be in the same complex if, among other things, it shares a common investment adviser with the Fund.


IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On January 31, 2002 there were_______ Class A shares outstanding, ______ Class B shares outstanding, and _______J.P. Morgan Select Class shares outstanding. As of January 31, 2002,the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of any Class of the Fund's outstanding shares as of January 31, 2002:

                                                               Nature of
Name and Address                      % of Class               Ownership
lass A Shares

Class B Shares


J.P. Morgan Select Class of Shares


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of January 31, 2002, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $____ billion. In addition to the Fund, the Manager acts as investment manager or sub-adviser of seventeen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in the Manager. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in the Manager. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

The fifteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $130 billion in assets under management or administration as of December 31, 2001.

On July 31, 2000, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, commencing on October 30, 2000, and extending to April 30, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the Fund's fiscal years ended October 31, 2001, October 31, 2000,and October 31, 1999, the fee paid to the Manager under the Investment Management Contract was $575,736, $461,917 and $488,550, respectively. The Fund's net assets at the close of business on October 31, 2001 totaled $201,223,109.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the Fund's fiscal years ended October 31, 2001, October 31, 2000 and October 31, 1999, the Manager received a fee of $403,015, $323,342 and $341,985, respectively.

The Manager at its discretion may waive its rights to any portion of the management fee or administrative services fee and may use any portion of the management fee or administrative services fee for purposes of shareholder and administrative services and distribution of the Fund's shares.

Investment management fees and operating expenses which are attributable to all Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A and J.P. Morgan Select class of shareholders pursuant to the Distribution and Plans shall be compensated by the Fund's distributor from its own resources which includes the shareholder servicing fee and past profits, and the Manager from its own resources which includes the management fee, administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Distribution And Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans for the Class A and J.P. Morgan Select Class of shares (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements and Shareholder Servicing Agreements (with respect to the Class A and J.P. Morgan Select Class of shares) with the Distributor, as distributor of the Fund's shares.

For its services under the Shareholder Servicing Agreements (with respect to the Class A and J.P. Morgan Select Class of shares only), the Distributor receives from the Fund a service fee equal to .20% per annum of the Fund's average daily net assets of the Class A and J.P. Morgan Select Class of shares (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A and J.P. Morgan Select Class of shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A and J.P. Morgan Select Class of shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended October 31, 2001, the Fund paid shareholder servicing fees of $226,165 to the Distributor. During the same period, the Manager made payments under the Plan to or on behalf of Participating Organizations of $493,963. The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fee. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for compensation to underwriters, $493,963 for compensation to broker-dealers, $17,226 was utilized for compensation to sales personnel, $1,750 on travel & entertainment for sales personnel, $12,162 on Prospectus printing to other than current shareholders, $0 for interest and other financing charges and $202 on miscellaneous expenses. For the fiscal year ended October 31, 2001, the total amount spent pursuant to the Plan for Class A shares was .48% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .28% was paid by the Manager (which may be deemed an indirect payment by the Fund).

The following information applies only to the J.P. Morgan Select Class of shares of the Fund. For the fiscal year ended October 31, 2001, the Fund paid the shareholder servicing fees of $125,684 to the Distributor. During this same period, the Manager and Distributor made payments under the Plan to or on behalf of Participating Organizations of $268,074. The excess of cash payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management fee and administrative services fee. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $0 for compensation to underwriters, $268,074 for compensation to brokers-dealers, $0 was utilized for compensation to sales personnel, $0 on travel & entertainment for sales personnel, $8,484 on Prospectus printing and $0 on miscellaneous expenses. For the fiscal year ended October 31, 2001, the total amount spent pursuant to the Plan for J.P. Morgan Select Class of shares was .41% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .21% was paid by the Manager (which may be deemed an indirect payment by the Fund).


Under the Distribution Agreements, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plans and the Shareholder Servicing Agreements provide that, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Class A and J.P. Morgan Select Class of shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, and administrative services fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A and J.P. Morgan Select Class of shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A and J.P. Morgan Select Class shares, and (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits for the purpose enumerated in (i) above. The Distributor determines the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Services Contract or the Shareholder Servicing Agreements in effect for that year.

In accordance with Rule 12b-1, the Plans provides that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund, Distributor and the Manager pursuant to the Plans and identifying the distribution activities for which those expenditures were made.

The Plans provide that they may continue in effect for successive annual periods commencing September 1, provided they are approved by the Class A and J.P. Morgan Select Class of shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The continuance of the Plans was most recently approved by the Board of Directors on April 5, 2001 and shall continue in effect until July 31, 2002. The Plans further provides that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.


Custodian And Transfer Agent


The Bank of New York, 15 Broad Street, New York, New York 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Accountants


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022. Matters in connection with New Jersey law are passed upon by Sills Cummis Radin Tischman Epstein & Gross, P.A., The Legal Center, One Riverfront Plaza, Newark, New Jersey 07102.


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as independent accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into three classes of common stock, Class A, Class B and J.P. Morgan Select. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A, Class B and J.P. Morgan Select shares have different class designations, (ii) only the Class A and J.P. Morgan Select shares are assessed a service fee pursuant to the Plans of the Fund of .20% of each Class' shares' average daily net assets, (iii) only the holders of the Class A and J.P. Morgan Select shares are entitled to vote on matters pertaining to the Plans and any related agreements in accordance with provisions of Rule 12b-1, and (iv) the exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the Amended and Restated By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the directors may consider necessary or desirable. Each director serves until his successor is elected or qualified or until such director sooner dies, resigns, retires or is removed by the vote of the shareholders.


VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES


The material relating to the purchase, redemption and pricing of Fund shares for each class of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.


Net Asset Value


The Fund does not determine net asset value on any day on which the New York Stock Exchange is closed for trading. Those days include: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.


The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and its Investments and Risks" herein.)


IX.  TAXATION OF THE FUND

Federal Income Taxes


The Fund has elected and intends to qualify under the Code and under New Jersey law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from gross income by the Fund's shareholder under the Code although the amount of that interest must be disclosed on the shareholders federal income tax returns. A shareholder should consult their tax advisor with respect to whether exempt-interest dividends retain the exclusion under the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified
Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund less every deduction attributable to such income. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 20% to non-corporate shareholders rather than the regular maximum tax rate of 39.1%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax-exempt income for each taxable year. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98% of its capital gain net income (generally determined on an October year end), the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 30.5% of taxable interest or dividend payments and proceeds from the redemption of shares of the Fund. This rate of backup withholding is scheduled to decrease to 28% gradually over the next several years under recent legislation.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.

The exemption from federal income tax of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.


New Jersey Income Taxes

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are: (i) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, and certain other specified securities. Additionally, a qualified investment fund must comply with its reporting obligations under New Jersey law with respect to qualified investment funds. In the opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A., special New Jersey tax counsel to the Fund, (i) assuming that the Fund constitutes a qualified investment fund, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax and (ii) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to interest earned on federal obligations.


Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own States and localities.

X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value. It does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, solicits orders for the purchase of the Fund's shares, provided that any subscriptions and orders are not binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor needs to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.


The Fund's Class A shares' yield for the seven day period ended October 31, 2001 was 1.33%, which is equivalent to an effective yield of 1.34%. The Fund's Class B shares' yield for the seven day period ended October 31, 2001 was 1.55%, which is equivalent to an effective yield of 1.56%. The Fund's J.P. Morgan Select shares' yield for the seven day period ended October 31, 2001 was 1.33%, which is equivalent to an effective yield of 1.34%.


XII.  FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended October 31, 2001 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Semi-Annual and Annual Reports are available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c ): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

__________________
* As described by the rating agencies.

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective Until December 31, 2002)

------------------------------------------------------------------------------------------------------------------------------------
                                              1. If Your Taxable Income Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
------    -------    ---------   ----------  ----------  ----------  -----------  ----------   ----------  ----------    ----------
Single    $6,000-     $20,001-    $27,951-       --       $35,001-    $40,001-     $67,701-     $75,001-    $141,251-     $307,051
Return    $20,000     $27,950     $35,000        --       $40,000     $67,700      $75,000      $141,250     $307,050     and over
------    -------    ---------   ----------  ----------  ----------  ----------   ----------   ----------  ----------    ----------
------    -------    ---------   ----------  ----------  ----------  ----------   ----------   ----------  ----------    ----------
Joint     $12,000-    $20,001-    $46,701-    $50,001-    $70,001-    $ 80,001-    $112,851-    $150,001-   $171,951-     $307,051
Return    $20,000     $46,700     $50,000     $70,000     $80,000     $112,850      $150,000    $171,950     $307,050     and over
------    -------    ---------   ----------  ----------  ----------  ----------   ----------   ----------  ----------    ----------
------------------------------------------------------------------------------------------------------------------------------------
                                             2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
---------   ---------   ---------  ---------    --------    --------    --------   --------     ---------   --------      --------
Federal
Tax Rate     15.00%      15.00%     27.00%       27.00%      27.00%      27.00%     30.00%        30.00%     35.00%        38.60%
---------   ---------   ---------  ---------    --------    --------    --------   --------     ---------   --------      --------
---------   ---------   ---------  ---------    --------    --------    --------   --------     ---------   --------      --------
State
Tax Rate      1.40%       1.75%       1.75%       2.45%       3.50%       5.53%      5.53%         6.37%      6.37%         6.37%
---------   ---------   ---------  ---------    --------    --------    --------   --------     ---------   --------      --------
---------   ---------   ---------  ---------    --------    --------    --------   --------     ---------   --------      --------
Combined
Marginal
Tax Rate     16.19%      16.49%      28.28%      28.79%      29.56%      31.03%      33.81%       34.46%     39.14%        42.51%
---------   ---------   ---------  ---------    --------    --------    --------   --------     ---------   --------      --------
------------------------------------------------------------------------------------------------------------------------------------
                                   3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
--------------- --------------------------------------------------------------------------------------------------------------------
Tax Exempt                                                  Equivalent Taxable Investment Yield
Yield                                                       Required to Match Tax Exempt Yield
------------------------------------------------------------------------------------------------------------------------------------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    1.00%     1.19%       1.20%       1.39%       1.40%       1.42%       1.45%       1.51%        1.53%      1.64%         1.74%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    1.50%     1.79%       1.80%       2.09%       2.11%       2.13%       2.17%       2.27%        2.29%      2.46%         2.61%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    2.00%     2.39%       2.39%       2.79%       2.81%       2.84%       2.90%       3.02%        3.05%      3.29%         3.48%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    2.50%     2.98%       2.99%       3.49%       3.51%       3.55%       3.62%       3.78%        3.81%      4.11%         4.35%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    3.00%     3.58%       3.59%       4.18%       4.21%       4.26%       4.35%       4.54%        4.58%      4.93%         5.22%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    3.50%     4.18%       4.19%       4.88%       4.91%       4.97%       5.07%       5.29%        5.34%      5.75%         6.09%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    4.00%     4.77%       4.79%       5.58%       5.62%       5.68%       5.80%       6.05%        6.10%      6.57%         6.96%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    4.50%     5.37%       5.39%       6.27%       6.32%       6.39%       6.52%       6.80%        6.87%      7.39%         7.83%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    5.00%     5.97%       5.99%       6.97%       7.02%       7.10%       7.25%       7.56%        7.63%      8.22%         8.70%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    5.50%     6.56%       6.59%       7.67%       7.72%       7.81%       7.97%       8.32%        8.39%      9.04%         9.57%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------
    6.00%     7.16%       7.18%       8.37%       8.43%       8.52%       8.70%       9.07%        9.15%      9.86%        10.44%
----------- ---------- ----------- ----------- ----------- ----------- ------------ ----------  ----------  ----------    ---------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective Until December 31, 2002)


------------------------------------------------------------------------------------------------------------------------------------
                                            1. If Your Taxable Income Bracket Is . . .
------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
Corporate             $0-       $50,001-     $75,001-      $100,001-       $335,001-   $10,000,001-   $15,000,001-    $18,333,334-
Return            $50,000       $75,000     $100,000       $335,000     $10,000,000    $15,000,000    $18,333,333      and over
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
------------------------------------------------------------------------------------------------------------------------------------
                                         2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
Federal
Tax Rate           15.00%       25.00%        34.00%        39.00%         34.00%         35.00%         38.00%          35.00%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
State
Tax Rate            7.50%        7.50%         7.50%         9.00%          9.00%          9.00%          9.00%           9.00%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
Combined
Marginal           21.38%       30.63%        38.95%        44.49%         39.94%         40.85%         43.58%          40.85%
Tax Rate
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
------------------------------------------------------------------------------------------------------------------------------------
                               3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------------------------------------------------------------------------------------------------------------
Tax Exempt                                               Equivalent Taxable Investment Yield
Yield                                                    Required to Match Tax Exempt Yield
----------------- ------------------------------------------------------------------------------------------------------------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------

     1.00%          1.27%        1.44%         1.64%         1.80%          1.67%          1.69%          1.77%           1.69%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     1.50%          1.91%        2.16%         2.46%         2.70%          2.50%          2.54%          2.66%           2.54%

----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     2.00%          2.54%        2.88%         3.28%         3.60%          3.33%          3.38%          3.54%           3.38%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     2.50%          3.18%        3.60%         4.10%         4.50%          4.16%          4.23%          4.43%           4.23%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     3.00%          3.82%        4.32%         4.91%         5.40%          5.00%          5.07%          5.32%           5.07%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     3.50%          4.45%        5.05%         5.73%         6.31%          5.83%          5.92%          6.20%           5.92%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     4.00%          5.09%        5.77%         6.55%         7.21%          6.66%          6.76%          7.09%           6.76%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     4.50%          5.72%        6.49%         7.37%         8.11%          7.49%          7.61%          7.98%           7.61%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     5.00%          6.36%        7.21%         8.19%         9.01%          8.33%          8.45%          8.86%           8.45%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     5.50%          7.00%        7.93%         9.01%         9.91%          9.16%          9.30%          9.75%           9.30%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------
     6.00%          7.63%        8.65%         9.83%        10.81%          9.99%         10.14%          10.63%         10.14%
----------------- ----------- ------------- ------------ -------------- -------------- -------------- --------------- --------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                           PART C - OTHER INFORMATION

ITEM 23           Exhibits.

(a) Amended Articles of Incorporation of the Registrant, filed with the Maryland State Department of Assessments and Taxation on October 11, 1990 filed as Exhibit (a) to Post Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(a.1)Articles of Amendment of the Registrant, filed with the Maryland State
     Department of Assessments and Taxation on January 12, 1994 filed as Exhibit (a.1) to Post Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(a.2)Articles Supplementary of the Registrant, filed with the Maryland State
     Department of Assessments and Taxation on April 18, 2000.

(b)  Amended and Restated By-laws of the Registrant.

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant filed as Exhibit (c) to Post Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(d) Investment Management Contract, dated as of October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management, L.P.) filed as Exhibit (d) to Post Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001 and incorporated herein by reference.

(e) Distribution Agreement, dated as of October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed as Exhibit (e) to Post Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001 and incorporated herein by reference.

(e.1)Distribution Agreement for J.P. Morgan Select Class of shares (formerly
     Chase Vista Select Class), dated October 30, 2000, between the Registrant and Reich &Tang Distributors, Inc. filed as Exhibit (e.1) to Post Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001 and incorporated herein by reference.


(f)  Not applicable.



(g)  Custody Agreement between the Registrant and The Bank of New York.

(h) Administrative Services Contract, dated as of October 30, 2000 between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management, L.P.) filed as Exhibit (m.6) to Post Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001 and incorporated herein by reference.

(h.1)Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between the Registrant and Reich & Tang Distributors, Inc. filed as Exhibit
     (h)to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A on July 9, 1999, and incorporated herein by reference.


(h.2)Fund Accounting Agreement between the Registrant and The Bank of New York.

(h.3)Cash Management Agreement and Related Services Agreement between the
     Registrant and The Bank of New York.

(i) Opinion of Battle Fowler LLP, as to the legality of the securities being registered filed as Exhibit (i) to Post Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(i.1)Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectus.


(i.2)Opinion of Sills Cummis Radin Tischman Epstein & Gross, P.A., as to New
     Jersey law, including their consent to the filing thereof and to the use of their name under the heading "New Jersey Income Taxes" in the Prospectus filed as Exhibit (i.1) to Post Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference.

(j)  Consent of Independent Accountants.

(k) Audited Financial Statements for the fiscal year ended October 31, 2001 (incorporated by reference to the Annual Report on Form N-30D, filed on December 27, 2001).

(l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling filed as Exhibit (l) to Post Effective Amendment No. 10 to the Registration Statement on Form N-1A on February 26, 1999, and incorporated herein by reference..

(m) Form of Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed as Exhibit (15.1) to Post Effective Amendment No. 8 to the Registration Statement on Form N-1A on February 27, 1998, and incorporated herein by reference.


(m.1)Form of Distribution and Service Plan pursuant to Rule 12b-1 under the investment Company Act of 1940 for J.P. Morgan Select Class of shares (formerly Chase Vista Select Class) filed as Exhibit (m) with Post Effective Amendment No. 11 to said Registration Statement on Form N-1A on July 9, 1999, and incorporated herein by reference.

(m.2)Distribution Agreement,dated as of October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. (see exhibit (e) above) filed as Exhibit (m.2) to Post Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001 and incorporated herein by reference.

(m.3)Distribution Agreement for the J.P. Morgan Select Class of shares
     (formerly Chase Vista Select Class) dated as of October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. (see exhibit e.1)filed as Exhibit (m.3) to Post Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001 and incorporated herein by reference.

(m.4)Shareholder Servicing Agreement, dated as of October 30, 2000, between the
     Registrant and Reich & Tang Distributors, Inc. filed as Exhibit (m.4) to Post Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001 and incorporated herein by reference.

(m.5)Shareholder Servicing Agreement for the J.P. Morgan Select Class of shares
     (formerly Chase Vista Select Class) dated as of October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed as Exhibit (m.5) to Post Effective Amendment No. 13 to the Registration Statement on Form N-1A on February 28, 2001 and incorporated herein by reference.


(n)  Amendment No. 6 to Rule 18f-3 Multi-Class Plan.

(o)  Reserved

(p) There are no Codes of Ethics applicable to the Registrant since the Registrant is a money market fund.



(q)  Powers of Attorney.


Item 24. Persons Controlled by or Under Common Control with Registrant.
         None.

Item 25. Indemnification.


In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article EIGHTH of the Registrant's Articles of Incorporation, as amended, provide as follows:

NINTH: Subject to the requirements of the Investment Company Act of 1940 and rules promulgated thereunder, as from time to time amended, to the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

Pursuant to Section 7 of the Distribution Agreements, the Registrant has agreed to indemnify, defend and hold harmless the Distributor and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act against any and all claims, liabilities and expenses which the Distributor or any such controlling person may incur, under the 1933 Act or the 1940 Act or otherwise, based upon any alleged omission to state a material fact contained in the Registration Statement or

Prospectus or based upon any alleged omission to state a material fact required to be stated in either of them or necessary to make the statements in either of them not misleading. However, the Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreements.

Pursuant to Section 8 of the Distributor Agreements, the Distributor has agreed to indemnify the Registrant and its officers and directors against any and all claims, demands, liabilities, and expenses which the Registrant or its officers or directors may incur under the 1933 Act or under common law or otherwise, to the extent such liability arises out of or is based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Registrant for use in the Registration Statement or Prospectus as in effect from time to time, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities & Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter as been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser.


         The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

         RTAMLLC is a limited liability company that is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCIAMNA"). CDCIAMNA is the managing member and owner of a 99.5% membership interest. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% interest in RTAMLLC.

         Peter S. Voss has been a Member of RTAMLLC since March 2001. Mr. Voss was a Director of Reich & Tang Asset Management, Inc. from July 1994 and President from August 1994 to March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He also is President and Chief Executive Officer of CDCIAMNA; a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US, LLC ("CDCIAMUS"), the general partner of CDCIAMNA; and a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"), the majority interest holder in CDCIAMNA and the sole interest holder in CDCIAMUS. Mr. Voss was President and Chief Executive Officer of Nvest Corporation and its general partner, Nvest, L.P., and Nvest, L.P.'s predecessor from October 1992 to October 2000. He is also Chairman of the Board of Directors of CDCIAMNA's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. CDCIAMNA, CDCIAMUS, and CDCIAMUSC are located at 399 Boylston Street, Boston, MA 02116.

         G. Neal Ryland has been a Member of RTAMLLC since March 2001. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He is also Executive Vice President and Chief Financial Officer of CDCIAMNA and CDCIAMUSC. Mr. Ryland was Executive Vice President, Treasurer and Chief Financial Officer of Nvest Corporation and Nvest, L.P. from July 1993 to December 1996, and Executive Vice President and Chief Financial Officer of those two companies from December 1996 to October 2000. CDCIAMNA and CDCIAMUSC are located at 399 Boylston Street, Boston, MA 02116.


         Steven W. Duff has been a Member and President of RTAMLLC since March 2001 and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is President and a Director/Trustee of 11 funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Lorraine C. Hysler has been Executive Vice President and Secretary of RTAMLLC since March 2001. Ms. Hysler has been associated with RTAMLLC and its predecessors since 1977.

         Richard E. Smith, III has been a Member of RTAMLLC since March 2001 and is President and Chief Operating Officer of the Reich & Tang Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994.

         Richard DeSanctis has been Treasurer of RTAMLLC since March 2001. Mr. DeSanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Treasurer and Assistant Secretary of 13 funds in the Reich & Tang Fund Complex and Vice President and Treasurer of Cortland Trust, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.


         Rosanne Holtzer has been Vice President of the Mutual Funds division of RTAMLLC since March 2001. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986 and is also Secretary and Assistant Treasurer of 14 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.


Item 27.          Principal Underwriters.


     (a) Reich & Tang Distributors, Inc., the Registrant's Distributor, is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons the principal address is 600 Fifth Avenue, New York, New York 10020.

                         Positions and Offices       Positions and Offices
     Name                with the Distributor        with the Registrant
     ----                -----------------------      ---------------------

Peter S. Voss            Director                     None
G. Neal Ryland           Director                     None

Richard E. Smith III     President, Director & Chief
                         Compliance Officer           None
Robert Cappolla          Executive Vice President     None
Steven W. Duff           Director                     President and Director
Lorraine C. Hysler       Secretary                    None
Richard De Sanctis       Treasurer                    Treasurer and Assistant
                                                      Secretary
Richard I. Weiner        Vice President               None
Rosanne Holtzer          Vice President               Secretary and Assistant
Treasurer


    (c)   Not applicable.

Item 28.  Location of Accounts and Records.


          Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant at 600 Fifth Avenue, New York, New York 10020, the Registrant's manager, at The Bank of New York, 15 Broad Street, New York, New York 10286, the Registrant's custodian and at Reich and Tang Services, Inc. 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend disbursing agent.


Item 29.  Management Services.
          Not applicable.

Item 30.  Undertakings.
          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on January 30, 2002.


                                    NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.



                                    By:
                                    --------------------------------------------
                                    /s/Steven W. Duff
                                    Steven W. Duff
                                    President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



         SIGNATURE                    CAPACITY                 DATE
         ---------                    --------                 ----
(1)      Principal Executive Officer


         /s/ Steven W. Duff
         Steven W. Duff                President and Director   January 30, 2002

(2)      Principal Financial and
         Accounting Officer

         /s/ Richard De Sanctis
         Richard De Sanctis            Treasurer                January 30, 2002


(3)      Majority of Directors

         W. Giles Mellon*                   (Director)
         Robert Straniere*                  (Director)
         Dr. Yung Wong*                     (Director)

By:  /s/ Rosanne Holtzer
         Rosanne Holtzer
         Attorney-in-Fact*                                      January 30, 2002

* Powers of Attorney filed herein.

                                  EXHIBIT INDEX


(a.2)Articles Supplementary of the Registrant, filed with the Maryland State
     Department of Assessments and Taxation on April 18, 2000.

(b)  Amended and Restated By-laws of the Registrant.

(g)  Custody Agreement to the Registrant and The Bank of New York.

(h.2)Fund Accounting Agreement between the Registrant and The Bank of New York.

(h.3)Cash Management Agreement and Related Services Agreement between the
     Registrant and The Bank of New York

(i.1)Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectuses.

(j)  Consent of Independent Auditors.

(n)  Amendment No. 6 to Rule 18f-3 Multi-Class Plan.

(q)  Powers of Attorney